SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 30, 1997


                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)


           Maryland                  33-83506                   94-3211970
        (State or other             (Commission                (IRS Employer
        Jurisdiction of            File Number)                I.D. Number)
        incorporation)

       400 South El Camino Real, Suite 1100, San Mateo, California 94402
-------------------------------------------------------------------------------
                     Address of principal executive offices


       Registrant's Telephone number, including area code: (650) 343-9300

                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)


                   This form 8-K contains a total of 28 pages.

                              No Exhibits Required

 Item 5.     Other Events

On November 7, 1997, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust Incorporated, and the properties owned or managed by it as of September 30, 1997, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.

Item 7.      Financial Statements and Exhibits

             Financial Statements:

                  None

             Exhibits:

                                                                 Page Number in
Exhibit No.  Description                                            This Filing

     99      Supplemental Information as of September 30, 1997          4




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          GLENBOROUGH REALTY TRUST INCORPORATED



Date:   November 7, 1997                            By:     /s/ Stephen R. Saul
                                                        -----------------------
                                                                Stephen R. Saul
                                                   Executive Vice President and
                                                        Chief Financial Officer
                                                  (Principal Financial Officer)

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                      GLENBOROUGH REALTY TRUST INCORPORATED
-------------------------------------------------------------------------------
                            SUPPLEMENTAL INFORMATION
                               September 30, 1997











                                Table of Contents


                                                                           PAGE
Real Estate Portfolio.........................................................4
Real Estate Portfolio Managed by Associated Companies.........................7
Additions and Deletions to Portfolios During Period...........................9
Debt Summary.................................................................11
Corporate Operating Summary..................................................12
Office Portfolio.............................................................14
Office/Flex Portfolio........................................................16
Industrial Portfolio.........................................................18
Retail Portfolio.............................................................20
Hotel Portfolio..............................................................22
Multi-family Portfolio.......................................................23
Lease Expiration Schedule....................................................24
Combined Operating Results...................................................26
Glossary of Terms............................................................27

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
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                                          GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                  REAL ESTATE PORTFOLIO
                                                    September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                                SQ. FEET             % OCC.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
   Tradewinds Financial Center                       Phoenix                    AZ             17,778               90%
   Vintage Pointe                                    Phoenix                    AZ             56,112               86%
   Warner Village Medical                            Fountain Valley            CA             32,272               89%
   Hillcrest Office Plaza                            Fullerton                  CA             34,623               91%
   Centerstone Plaza                                 Irvine                     CA            157,579               97%
   University Tech Center                            Pomona                     CA            100,516               96%
   Academy Professional Center                       Rolling Hills              CA             29,185               81%
   Dallidet Professional Center                      San Luis Obispo            CA             23,051               76%
   Buschwood III                                     Tampa                      FL             76,930               92%
   Montgomery Executive Ctr.                         Gaithersburg               MD            118,348               90%
   Westford Corporate Center                         Westford                   MA            163,247              100%
   Bond Street Building                              Farmington Hills           MI             40,595               93%
   Riverview Office Tower                            Bloomington                MN            227,129               97%
   University Club Tower                             St. Louis                  MO            272,443               94%
   Woodlands Plaza                                   St. Louis                  MO             71,209               98%
   One Professional Square                           Omaha                      NE             34,906               85%
   Regency Westpointe                                Omaha                      NE             35,937               99%
   Morristown Medical Offices                        Bedminster                 NJ             14,255              100%
   Bridgewater Exec. Quarters                        Bridgewater                NJ             65,000              100%
   Frontier Exec. Quarters I                         Bridgewater                NJ            224,314              100%
   Frontier Executive Quarters II                    Bridgewater                NJ             41,880              100%
   Gatehall                                          Parsippany                 NJ            113,604               85%
   25 Independence Blvd.                             Warren                     NJ            106,879              100%
   Citibank Park (1)                                 Las Vegas                  NV            147,978               90%
   Post Oak Place                                    Houston                    TX             56,021               94%
   4500 Plaza                                        Salt Lake City             UT             70,001              100%
   700 South Washington                              Alexandria                 VA             56,348              100%
   Globe Building                                    Mercer Island              WA             24,779               97%
                                                                                            ---------              ----
Total Office Square Footage/Average % Occupied                                              2,410,361               95%

OFFICE/FLEX PORTFOLIO
   Hoover Industrial                                 Mesa                       AZ             57,441               97%
   Magnolia Industrial                               Phoenix                    AZ             35,385              100%
   Baseline Business Park                            Tempe                      AZ            100,204               95%
   Kraemer Industrial Park                           Anaheim                    CA             55,246               89%
   Dominguez Industrial                              Carson                     CA             85,120               98%
   Chatsworth Ind. Park                              Chatsworth                 CA             29,764              100%
   Glassell Industrial Center                        Orange                     CA             46,912               89%
   Dunn Way Industrial                               Placentia                  CA             59,832               85%
   Monroe Industrial                                 Placentia                  CA             38,655               92%
   Rancho Bernardo                                   Rancho Bernardo            CA             52,865               88%
   Scripps Terrace                                   San Diego                  CA             56,796               90%
   Tierrasanta Research Park                         San Diego                  CA            104,234               78%
   San Dimas Industrial Ctr.                         San Dimas                  CA             35,996               77%
   Sandhill Industrial Park                          San Dimas                  CA             90,922              100%

     (1) Acquisition closed on September 30, 1997; therefore data for this property is not included in the following tables for the third quarter.

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
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                                          GLENBOROUGH REALTY TRUST INCORPORATED
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                                                  REAL ESTATE PORTFOLIO
                                                    September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                                SQ. FEET             % OCC.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE/FLEX PORTFOLIO (continued)
   Upland Industrial                                 Upland                     CA             27,414              100%
   Valley Bus. Park                                  Denver                     CO            202,540               93%
   Newport Business Center                           Deerfield Beach            FL             60,661               97%
   Cypress Creek Business Ctr.                       Ft. Lauderdale             FL             66,372               98%
   Lake Point Business Pk.                           Orlando                    FL            135,032               91%
   The Business Park                                 Norcross                   GA            155,125               98%
   Oakbrook Corners                                  Norcross                   GA            123,948               90%
   Park 100, Bldg. 42                                Indianapolis               IN             37,200               79%
   Fisher-Pierce                                     Weymough                   MA             79,825              100%
   Germantown Business Ctr.                          Germantown                 MD             60,000              100%
   Winnetka Industrial Center                        Crystal                    MN            188,260              100%
   Riverview Industrial Park                         St. Paul                   MN            120,510              100%
   Woodlands Tech Center                             St. Louis                  MO             98,037              100%
   Fox Hollow Bus. Quarters                          Branchburg                 NJ             42,173              100%
   Fairfield Business Quarters                       Farifield                  NJ             42,762              100%
   Clark Avenue                                      King of Prussia            PA             40,000              100%
   Walnut Creek Bus Center                           Austin                     TX            100,000              100%
   Kent Business Park                                Kent                       WA            138,157              100%
                                                                                            ---------              ----
Total Office/Flex Square Footage/Average % Occupied                                         2,567,388               95%

INDUSTRIAL PORTFOLIO
   Fifth Street Industrial                           Phoenix                    AZ            109,699              100%
   Coronado Industrial                               Anaheim                    CA             95,732              100%
   Benicia Industrial Park                           Benicia                    CA            156,800              100%
   Belshaw Industrial                                Carson                     CA             23,826              100%
   Springdale Commerce Ctr.                          Santa Fe Springs           CA            144,000              100%
   Burnham Industrial Warehouse                      Boca Raton                 FL             71,168              100%
   Airport Perimeter Bus. Park                       College Park               GA            119,797               90%
   Atlantic Industrial                               Norcross                   GA            187,843              100%
   Bonnie Lane Business Center                       Elk Grove Village          IL            119,590              100%
   Navistar International Trans. Corp.               West Chicago               IL            474,426              100%
   Glenn Avenue Business Ctr.                        Wheeling                   IL             82,000              100%
   Wood Dale Business Center                         Wood Dale                  IL             89,718               88%
   Park 100 - Building 46                            Indianapolis               IN            102,400              100%
   J.I. Case Equipment Corp.                         Kansas City                KS            199,750              100%
   Southworth-Milton                                 Milford                    MA            146,125              100%
   Navistar International Trans. Corp.               Baltimore                  MD            274,000              100%
   Eatontown Industrial                              Eatontown                  NJ             36,800              100%
   Jencraft Industrial                               Totowa                     NJ            120,943              100%
   J.I. Case Equipment Corp.                         Memphis                    TN            205,594              100%
   Pinewood Industrial                               Arlington                  TX             46,060              100%
   Mercantile I                                      Dallas                     TX            236,092               95%
   Quaker Industrial                                 Dallas                     TX             42,083              100%
   SeaTac II (2)                                     Seattle                    WA             41,657              100%
                                                                                            ---------              ----
Total Industrial Square Footage/Average % Occupied                                          3,126,103               99%


                                                                Page 5 of 28
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
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                                          GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                  REAL ESTATE PORTFOLIO
                                                    September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                                SQ. FEET            % OCC.
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL PORTFOLIO
   Park Center (2)                                   Santa Ana                  CA             73,500               97%
   Sonora Plaza                                      Sonora                     CA            162,126               99%
   Piedmont Plaza                                    Apopka                     FL            151,000               98%
   River Run Shopping Center                         Miramar                    FL             85,887               98%
   Westwood Plaza                                    Tampa                      FL             99,304               99%
   Shannon Crossing                                  Atlanta                    GA             64,039               96%
   Westbrook Commons                                 Westchester                IL            132,190               96%
   Goshen Plaza                                      Gaithersburg               MD             45,546               88%
   Auburn North                                      Auburn                     WA            158,596               71%
                                                                                              -------               ---
Total Retail Square Footage/Average % Occupied                                                972,188               93%

HOTEL PORTFOLIO                                                                                  # of Rooms       YTD OCC.
   Country Inn & Suites By Carlson                   Scottsdale                 AZ                163               58%
77%Country Suites By Carlson                         Tucson                     AZ                157               77%
   Country Suites By Carlson                         Ontario                    CA                120               76%
   Country Suites By Carlson                         Arlington                  TX                132               74%
   Country Suites By Carlson (2)                     Irving                     TX                 90               68%
   Country Inn By Carlson                            San Antonio                TX                 64               64%
                                                                                                  ---               ---
Total Hotel Rooms/YTD Occupancy                                                                   726               70%

MULTI-FAMILY PORTFOLIO                                                                     # of Units            % OCC.
   Overlook Apartments                               Scottsdale                 AZ                224               92%
   Summer Breeze                                     No. Hollywood              CA                104               99%
   Sahara Gardens                                    Las Vegas                  NV                312               91%
   Villas de Mission                                 Las Vegas                  NV                226               96%
                                                                                                  ---               ---
Total Multi-Family Units/ Average % Occupied                                                      866               94%












(2) The Company holds a participating first mortgage interest in the property. In accordance with GAAP, GLB accounts for the property as though it holds fee title.


                                                                Page 6 of 28
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
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                                          GLENBOROUGH REALTY TRUST INCORPORATED
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                                    PORTFOLIO MANAGED BY THE ASSOCIATED COMPANIES (1)
                                                    September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                                # ROOMS/UNITS         % OCC.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
   Grunow Medical Building                           Phoenix                    AZ                  47,516          68%
   GSK Corporate Plaza                               Phoenix                    AZ                  31,530          84%
   One West Madison                                  Phoenix                    AZ                  25,000         100%
   Civic Center II                                   Rancho Cucamonga           CA                  17,857          58%
   Gateway Professional Center                       Sacramento                 CA                  50,556          96%
   Park Plaza                                        Sacramento                 CA                  67,688          75%
   Inland Regional Center                            San Bernardino             CA                  81,079         100%
   Lakeside Tower                                    San Bernardino             CA                 112,866          84%
   One Carnegie Plaza                                San Bernardino             CA                 102,637          86%
   One Parkside                                      San Bernardino             CA                  70,069          66%
   One Vanderbilt Way                                San Bernardino             CA                  73,809          75%
   Santa Fe                                          San Bernardino             CA                  36,288         100%
   Two Carnegie Plaza                                San Bernardino             CA                  68,925          81%
   Two Vanderbilt Way                                San Bernardino             CA                  69,050          93%
   Bristol Medical Center                            Santa Ana                  CA                  52,311          83%
   26th Street Office                                Santa Monica               CA                  14,573         100%
   Montrose Office Park                              Rockville                  MD                 186,680          99%
   Director's Plaza I                                Memphis                    TN                 131,727          78%
   Poplar Towers                                     Memphis                    TN                 100,901          88%
   Bluemound Commerce Centre                         Brookfield                 WI                  47,928          75%
                                                                                                 ---------         ----
     Total Office Square Footage/Average % Occupied                                              1,388,990          85%

OFFICE/FLEX PORTFOLIO
   Carnegie Business Ctr. I                          San Bernardino             CA                  62,605          69%
   Carnegie Business Ctr. II                         San Bernardino             CA                  50,804          74%
   Wakefield Engineering Bldg.                       Temecula                   CA                  44,200         100%
   Bryant Lake Phase I & II                          Eden Prairie               MN                  80,057          91%
   Bryant Lake Phase III                             Eden Prairie               MN                  91,732          86%
   NorthPark I, IV, V, & VII                         Charlotte                  NC                 319,960          89%
   The Commons at Great Valley                       Malvern                    PA                 200,000         100%
   Totem Valley Business Center                      Kirkland                   WA                 121,645         100%
                                                                                                   -------         ----
     Total Office/Flex Square Footage/Average % Occupied                                           971,003          91%

INDUSTRIAL PORTFOLIO
   San Sevaine Business Park                         Mira Loma                  CA                 172,057          88%
   Rancon Centre Ontario                             Ontario                    CA                 245,000         100%
   SkyPark Airport Parking                           San Bruno                  CA                 216,780         100%
   Black Satchel                                     Charlotte                  NC                 228,800         100%
                                                                                                   -------         ----
     Total Industrial Square Footage/Average % Occupied                                            862,637          91%



(1) Operating results and leasing statistics for these properties are not included in the following tables.

                                                                Page 7 of 28
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
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                                          GLENBOROUGH REALTY TRUST INCORPORATED
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                                    PORTFOLIO MANAGED BY THE ASSOCIATED COMPANIES (1)
                                                    September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                                # ROOMS/UNITS         % OCC.
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL PORTFOLIO
   Baseline Mercado                                  Mesa                       AZ             22,960                 75%
   Mountain View Plaza                               Mojave                     CA             57,456                 87%
   Weist Plaza                                       Riverside                  CA            145,778                 94%
   Circuit City                                      San Bernardino             CA             39,123                100%
   Holiday Spa Health Club                           San Bernardino             CA             25,000                100%
   Outback Steak House                               San Bernardino             CA              6,500                100%
   Promo Retail Center                               San Bernardino             CA             66,265                 97%
   Service Retail Center                             San Bernardino             CA             20,780                100%
   T.G.I. Friday's                                   San Bernardino             CA              9,386                100%
   Aztec Village Center                              San Diego                  CA             23,789                 46%
   Town & Country Center                             Arlington Heights          IL            323,591                 94%
   Glenlake Plaza                                    Indianapolis               IN             93,593                 88%
   Heritage Square                                   San Antonio                TX             75,528                 81%
                                                                                              -------                ----
     Total Retail Square Footage/Average % Occupied                                           909,749                 90%


HOTEL PORTFOLIO                                                                                                   YTD OCC.
   Country Suites By Carlson                         Tempe                      AZ                139                 87%
   Condominium Resort Hotel                          Galveston                  TX                276                 74%
   Condominium Resort Hotel                          Port Aransas               TX                 86                 65%
                                                                                                  ---                 ---
     Total Hotel Rooms/YTD Occupancy                                                              501                 68%

MULTI-FAMILY PORTFOLIO                                                                                              % OCC.
   Green Meadows                                     Davis                      CA                120                 81%
   Villa La Jolla                                    La Jolla                   CA                385                 99%
   La Jolla Canyon Apts.                             San Diego                  CA                157                 99%
   Pacific Bay Club                                  San Diego                  CA                159                 97%
   Shadowridge Woodbend                              Vista                      CA                240                 96%
   Georgetowne Apts.                                 Omaha                      NE                288                 95%
   Promontory Point                                  Henderson                  NV                180                 89%
                                                                                                -----                 ---
     Total Multi-Family Units/Average % Occupied                                                1,529                 95%

LAND PORTFOLIO                                                                                  Acres
   Lake Elsinore Square (Retail)                     Lake Elsinore              CA              24.79
   Mountain View Plaza (Retail)                      Mojave                     CA               8.99
   Perris - 4th Avenue (Comm/Retail)                 Perris                     CA              17.67
   Perris - Ethanac Road (Comm/Retail)               Perris                     CA              23.76
   Perris - Nuevo Road (Comm/Retail)                 Perris                     CA              60.41
   Rancon Center Ontario (Industrial)                Ontario                    CA              41.02
   Rancon Center (Retail)                            Rancho Cucamonga           CA               4.98
   Rancon Commerce Center (Industrial)               Temecula                   CA              15.52
   Rancon Towne Village (Retail)                     Temecula                   CA               5.63
   Tippecanoe (Commercial)                           San Bernardino             CA               8.79
   Tri-City Corporate Center (Off/Retail)            San Bernardino             CA              40.46
                                                                                               ------
     Total Land Acres                                                                          252.02


(1)  Operating results and leasing statistics for these properties are not included in the following tables.

                                                                Page 8 of 28
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
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                                                GLENBOROUGH REALTY TRUST INCORPORATED
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                                         ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD
                                                          September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
PROPERTY                                             LOCATION                                    SQ. FEET            DATE
-----------------------------------------------------------------------------------------------------------------------------------
                                                GLENBOROUGH REALTY TRUST INCORPORATED
ADDITIONS:
Office Portfolio
     Buschwood III                                    Tampa                        FL               76,930          9/12/97
     Montgomery Executive Center                      Gaithersburg                 MD              118,348          9/12/97
     Morristown Medical Offices                       Bedminster                   NJ               14,255          9/12/97
     Bridgewater Executive Quarters                   Bridgewater                  NJ               65,000          9/12/97
     Frontier Executive Quarters I                    Bridgewater                  NJ              224,314          9/12/97
     Frontier Executive Quarters II                   Bridgewater                  NJ               41,880          9/12/97
     Gatehall I                                       Parsippany                   NJ              113,604          9/12/97
     25 Independence Blvd.                            Warren                       NJ              106,879          9/12/97
     Citibank Park                                    Las Vegas                    NV              147,978          9/30/97
     Post Oak Place                                   Houston                      TX               56,021          9/12/97

Office/Flex Portfolio
     Baseline Business Park                           Tempe                        AZ              100,204          9/12/97
     Scripps Terrace                                  San Diego                    CA               56,796          9/12/97
     Tierrasanta Research Park                        San Diego                    CA              104,234          9/12/97
     Valley Business Park                             Denver                       CO              202,540          9/12/97
     Newport Business Center                          Deerfield Beach              FL               60,661          9/12/97
     Cypress Creek Business Center                    Ft. Lauderdale               FL               66,372          9/12/97
     The Business Park                                Norcross                     GA              155,125          9/12/97
     Oakbrook Corners                                 Norcross                     GA              123,948          9/12/97
     Germantown Business Center                       Germantown                   MD               60,000          9/12/97
     Winnetka Industrial Center                       Crystal                      MN              188,260          9/12/97
     Riverview Industrial Park                        St. Paul                     MN              120,510          9/12/97
     Fox Hollow Business Quarters                     Branchburg                   NJ               42,173          9/12/97
     Fairfield Business Quarters                      Fairfield                    NJ               42,762          9/12/97
     Clark Avenue                                     King of Prussia              PA               40,000          9/12/97
     Kent Business Park                               Kent                         WA              138,157          9/12/97

Industrial Portfolio
     Coronado Industrial                              Anaheim                      CA               95,732          9/12/97
     Springdale Commerce Center                       Santa Fe Springs             CA              144,000          9/12/97
     Burnham Industrial Warehouse                     Boca Raton                   FL               71,168          9/12/97
     Airport Perimeter Business Park                  College Park                 GA              119,797          9/12/97
     Atlantic Industrial                              Norcross                     GA              187,843          9/12/97
     Bonnie Lane Business Center                      Elk Grove Village            IL              119,590          9/12/97
     Glenn Avenue Business Center                     Wheeling                     IL               82,000          9/12/97
     Wood Dale Business Center                        Wood Dale                    IL               89,718          9/12/97
     Eatontown Industrial                             Eatontown                    NJ               36,800          9/12/97
     Jencraft Industrial                              Totowa                       NJ              120,943          9/12/97


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                                                GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                         ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD
                                                          September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
   PROPERTY                                          LOCATION                               SQ. FEET           DATE
-----------------------------------------------------------------------------------------------------------------------------------
Retail Portfolio
     River Run Shopping Center                        Miramar            FL                   85,887          9/12/97
     Westbrook Commons                                Westchester        IL                  132,190          9/12/97
     Goshen Plaza                                     Gaithersburg       MD                   45,546          9/12/97


DELETIONS:
      None


                                                   QUARTERLY RECAP OF ACQUISITIONS

-----------------------------------------------------------------------------------------------------------------------------------
   PORTFOLIO/PROPERTY                            ACQUISITION            NUMBER OF
                                                     COST              PROPERTIES            SQ. FEET           DATE
-----------------------------------------------------------------------------------------------------------------------------------

     Centerstone Plaza                         $   30,400,000                 1              157,579           7/1/97
     T. Rowe Price                             $  146,800,000                27            2,888,037          9/12/97
     Advance Group                             $  103,000,000                10              755,006          9/12/97
     Citibank Park                             $   23,300,000                 1              147,978          9/30/97












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                                          GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                       DEBT SUMMARY
                                                    September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Maturity
                                                                                                                            from
                                                      Debt          Interest         Interest          Maturity           9/30/96
Loan Type                                            Balance          Rate             Type              Date             (Years)
-----------------------------------------------------------------------------------------------------------------------------------

Securitized Mortgage Loan                         $   19,521,061      7.57%           Fixed              1/1/06            8.26
     Secured by Nine Properties

Bank Line of Credit
     Secured by Nineteen Properties                   28,864,994      7.44%        LIBOR + 1.75%        7/14/98            0.79
Mortgage Loan
     Secured by Ten Properties                        60,000,000      7.50%           Fixed             9/11/07           10.17

Unsecured Bridge Loan                                114,000,000      7.50%           Fixed            12/11/97            0.20


Individually Secured Mortgages
     Multi-Family Property                            2,588,265       7.75%           Fixed              1/1/06            8.26
     Multi-Family Property                            7,248,929       7.50%           Fixed              3/1/21           23.43
     Office Property                                    902,535       8.00%           Fixed              9/1/05            7.93
     Office Property                                  2,092,198       8.18%        Lenders Best         10/1/00            3.01
                                                                                    5-yr. Mort.
     Office Property                                  4,500,000       8.87%           Fixed             10/1/00            3.01
     Hotel Property                                   4,504,280       8.00%       2% above 5-yr.         1/1/06            8.26
                                                                                Treasury cap at 11%
     Retail Property                                  4,988,187       8.48%           Fixed            11/30/05            8.17
     Industrial Property                              1,415,803       9.25%           Fixed             12/1/00            3.17
     Industrial Property                                533,267       7.39%   11th District +2.5%        5/1/17           19.60
                                                                                 cap at 14.75%
     Office/Flex Property                               842,120       8.38%          Fixed              10/1/10           13.01
     Office/Flex Property                               736,557       7.39%   11th District +2.5%        5/1/17           19.60
                                                                                 cap at 14.75%
     Office/Flex Property                             1,768,606       8.13%          Fixed               4/1/12           14.51
     Office/Flex Property                             2,937,950       8.13%          Fixed               6/1/07            9.67
                                                   ------------       -----                                               -----
Total Debt/Weighted Interest Rate                  $257,444,752       7.58%                                                8.27 (1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Relative Percentage               Weighted
Debt Type                                         Total Amount                  Of All Debt                 Average Rate
-----------------------------------------------------------------------------------------------------------------------------------
All Debt                                          $ 257,444,752
All Floating Rate Debt                               36,731,296                     14%                        7.55%
Floating Rate Debt Capped                             5,774,104                      2%                        7.87%
Floating Rate Debt Not Capped                        30,957,192                     12%                        7.49%
All Fixed Rate Debt                                 220,713,456                     86%                        7.59%





(1)      Weighted average maturity excludes the $114,000,000 unsecured bridge loan which will be repaid by December 1997.

-----------------------------------------------------------------------------------------------------------------------------------
                                                 GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                       CORPORATE OPERATING SUMMARY
                                                            September 30, 1997

                For the Period:                                                1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                 1st Qtr         2nd Qtr         3rd Qtr        4th Qtr     Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
 Net Income before Minority Interest          $ 1,353,000     $ 1,715,000     $ 1,259,000    $ 1,779,000    $ 6,106,000
 Plus:
    Depreciation and amortization                 897,000         862,000         934,000      1,882,000      4,575,000
    Adjustment to reflect FFO of
       Associated Companies                       284,000         311,000         251,000        285,000      1,131,000
    Prepayment penalty on mortgage loan
       payoff                                          --              --              --             --             --
 Less:
    Net gain on sales of rental properties             --        (321,000)             --             --       (321,000)
    Gain on collection of note receivable              --              --              --             --             --
                                              ----------------------------------------------------------------------------
 Funds from operations (FFO)                    2,534,000       2,567,000       2,444,000      3,946,000     11,491,000
 Plus:
    Amortization of deferred financing fees        36,000          36,000          69,000         52,000        193,000
 Less:
    Capital reserve in excess of expenditures     185,000          71,000        (229,000)       (81,000)       (54,000)
    Capital expenditures (incl. TI & Comm)         54,000         168,000         477,000        542,000      1,241,000
                                              ----------------------------------------------------------------------------
 Cash available for distribution (CAD)        $ 2,331,000     $ 2,364,000     $ 2,265,000    $ 3,537,000    $10,497,000

 Cumulative capital reserves in excess of
    expenditures                                  185,000         256,000          27,000        (54,000)       (54,000)

OTHER INFORMATION

 EBIDA (including G&A expenses)
    Combined Total                              2,972,000       2,955,000       3,318,000      5,028,000     14,273,000

    Growth from same period prior year               0.5%            1.9%           16.6%          89.0%          25.6%
 Net Operating Income - Property Level
    Same Property                               2,388,149       2,206,729       2,513,522      2,647,150      9,755,550

    Growth from same period prior year               8.5%            8.5%            0.2%          13.7%           7.6%
 Tenant Retention % (commercial portfolio)          89.6%           69.6%           86.1%          82.2%          86.2%

 Net Income excluding consolidation
    costs and extraordinary items               1,253,000       1,572,000       1,189,000      1,799,000      5,813,000
 Net Income (loss) including consolidation
    costs and extraordinary items             $(5,984,000)      1,572,000     $ 1,003,000    $ 1,799,000    $(1,610,000)


                For the Period:                                            1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                  1st Qtr         2nd Qtr         3rd Qtr        4th Qtr     Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
 Net Income before Minority Interest            $2,594,000     $4,639,000     $ 4,958,000                   $ 12,191,000
 Plus:
    Depreciation and amortization                1,537,000      2,507,000       4,823,000                      8,867,000
    Adjustment to reflect FFO of
       Associated Companies                        623,000        248,000        (776,000)                        95,000
    Prepayment penalty on mortgage loan
       payoff                                           --             --          75,000                         75,000
 Less:
    Net gain on sales of rental properties              --       (570,000)         15,000                       (555,000)
    Gain on collection of note receivable         (154,000)      (498,000)             --                       (652,000)
                                              ----------------------------------------------------------------------------
 Funds from operations (FFO)                     4,600,000      6,326,000       9,095,000                     20,021,000
 Plus:
    Amortization of deferred financing fees         64,000         64,000          46,000                        174,000
 Less:
    Capital reserve in excess of expenditures      110,000        220,000         204,000                        534,000
    Capital expenditures (incl. TI & Comm)         421,000        541,000         853,000                      1,815,000
                                               ----------------------------------------------------------------------------
 Cash available for distribution (CAD)           4,133,000    $ 5,629,000     $ 8,084,000                   $ 17,846,000
 Cumulative capital reserves in excess of
    expenditures                                    56,000        276,000         480,000                        276,000

OTHER INFORMATION
EBIDA (including G&A expenses)
   Combined Total                                5,550,000      8,305,000      12,413,000                     26,268,000
   Growth from same period prior year                86.7%         181.0%          274.1%                         184.1%

Net Operating Income - Property Level
   Same Property                                 2,555,498      2,325,202       2,591,599(1)                   7,472,299
   Growth from same period prior year                 7.0%           5.4%            3.1%                           5.1%
Tenant Retention % (commercial portfolio)            80.2%          38.8%            55.6                          54.4%
Net Income excluding consolidation
   costs and extraordinary items                 2,363,000      4,241,000       4,898,000                     11,502,000
Net Income (loss) including consolidation
   costs and extraordinary items               $ 2,363,000    $ 4,241,000     $ 4,898,000                     11,502,000

 (1)     Reflects the performance of 21 of the 102 properties in the current portfolio.

-----------------------------------------------------------------------------------------------------------------------------------
                                                 GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                       CORPORATE OPERATING SUMMARY
                                                            September 30, 1997
                 For the Period:                                              1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                   1st Qtr         2nd Qtr        3rd Qtr         4th Qtr     Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
Primary weighted average shares outstanding        5,753,709     5,761,209       5,778,545     9,513,517        6,632,707
Fully diluted weighted average shares
  outstanding (1)                                  6,296,042     6,303,542       6,342,206    10,148,526        7,203,071
FFO per share                                           0.40          0.41            0.39          0.39             1.59
CAD per share                                           0.37          0.38            0.36          0.35             1.46
  Net Income per share excluding
   consolidation costs and extraordinary items(2)       0.22          0.27            0.21          0.19             0.88
  Net Income (loss) per share including
   consolidation costs and extraordinary items(2)      (1.04)         0.27            0.17          0.19            (0.24)

FFO Multiplier (Price/FFO)                              8.75          8.61            8.89         11.30            11.08
Debt Coverage Ratio                                     3.85          3.75            2.62          3.34             3.29
Interest Coverage Ratio                                 4.33          4.46            3.14          3.82             3.84

Total Dividends                                    1,888,813     1,906,313       3,084,249     3,297,815       10,177,190
Dividend per share                                      0.30          0.30            0.30          0.32             1.22
Dividend payout ratio (FFO)                            75.0%         73.2%           76.9%         82.1%            76.7%
Dividend payout ratio (CAD)                            81.1%         78.9%           84.0%         91.8%            83.8%

Total notes and mortgages payable                 33,616,327    32,730,344      58,544,496    75,890,860       75,890,860
Total market capitalization (1)                  121,760,915   121,873,812     147,073,129   257,528,346      257,528,346
Increase from same period prior year                     N/A           N/A             N/A           N/A              N/A

Debt/Total Market Capitalization Ratio                 27.6%         26.9%           39.8%         29.5%            29.5%

Primary shares outstanding (at end of
    period)                                        5,753,709     5,768,709       5,788,709     9,661,553        9,661,553
Fully diluted shares outstanding
    (at end of period) (1)                         6,296,042     6,311,042       6,380,442    10,305,673       10,305,673
Price per share on last trading day of the            14.000        14.125          13.875        17.625           17.625
period

                 For the Period:                                              1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                   1st Qtr         2nd Qtr        3rd Qtr         4th Qtr     Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
Primary weighted average shares outstanding           10,256,129    13,432,442     19,737,153                   14,512,987
Fully diluted weighted average shares
  outstanding (1)                                     10,935,951    14,466,852     21,194,507                   15,654,461
FFO per share                                               0.42          0.44           0.43                         1.28
CAD per share                                               0.38          0.39           0.38                         1.14
  Net Income per share excluding
   consolidation costs and extraordinary items(2)           0.23          0.32           0.25                         0.79
  Net Income (loss) per share including
   consolidation costs and extraordinary items(2)           0.23          0.32           0.25                         0.79

FFO Multiplier (Price/FFO)                                 11.90         14.35          16.10                        16.22
Debt Coverage Ratio                                         3.27          3.43           4.40                         3.78
Interest Coverage Ratio                                     3.68          3.84           4.83                         4.21

Total Dividends                                        4,541,123     6,862,723     10,690,156                   22,094,002
Dividend per share                                          0.32          0.32           0.32                         0.96
Dividend payout ratio (FFO)                                76.2%         72.7%          74.4%                        75.0%
Dividend payout ratio (CAD)                                84.2%         82.1%          84.2%                        84.2%

Total notes and mortgages payable                     59,007,256   152,681,076    257,444,753                  257,444,753
Total market capitalization (1)                      335,120,716   511,004,053   869,525,089                   869,525,089
Increase from same period prior year                        175%          319%           491%                         491%

Debt/Total Market Capitalization Ratio                     17.6%         29.9%          29.6%                        29.6%

Primary shares outstanding (at end of
    period)                                           13,161,553    13,194,692     20,174,692                   20,174,692
Fully diluted shares outstanding
    (at end of period) (1)                            13,805,673    14,191,009     22,106,739                   22,106,739
Price per share on last trading day of the                20.000        25.250         27.688                       27.688
period

(1)  Includes minority interest in UPREIT Partnership.
(2)  Net income per share is  computed  independently  for each  quarter and the full year based on the respective weighted average number of common shares outstanding; therefore, the sum of the quarterly net income per share data may not equal the net income per share for the year.

-----------------------------------------------------------------------------------------------------------------------------------
                                              GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                      OFFICE PORTFOLIO
                                                     September 30, 1997
                      For the Period:                                        1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                        1st Qtr        2nd Qtr       3rd Qtr       4th Qtr         Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
  Same Property
   Revenue                                          $ 357,683      $  360,891    $ 1,503,483    $ 1,497,688        $ 3,719,745
   Operating expenses                                 163,457         138,638        756,534        638,773          1,697,402
   NOI                                                194,226         222,253        746,949        858,915          2,022,343
   Growth from same period prior year                   26.6%           41.7%           1.5%          28.1%              23.2%

  Combined Total
   Revenue                                          $ 357,683      $  360,891    $ 1,196,821    $ 1,989,660        $ 3,905,055
   Operating expenses                                 163,457         138,638        575,865        818,709          1,696,669
   NOI                                                194,226         222,253        620,956      1,170,951          2,208,386
   Growth from same period prior year                   26.6%           41.7%         217.2%(2)      569.6%(2)          224.4%

Capital expenditures (excludes TI & CLC)                   --           2,904         41,595         31,820             76,319
Weighted average leaseable square feet                106,076         106,076        338,346        494,798            261,324
Capital expenditures per leaseable sq. ft.                 --            0.03           0.12           0.06               0.29

OCCUPANCY STATUS
  Same Property
   Physical occupancy                                   98.0%          100.0%          92.1%         95.5%               95.5%
   Economic occupancy                                   96.8%           97.3%          89.1%         87.2%               87.2%

   Average effective rent per occupied sq. foot         13.07           12.95          13.18         12.63               12.63
   Increase from same period prior year                 13.0%           12.2%           5.7%          7.0%                7.0%

   Revenue per occupied square foot                     13.76           13.61          15.58         14.96               14.96
   Increase from same period prior year                 17.6%           14.3%           6.5%          5.1%                5.1%

Combined Property
   Physical occupancy                                   98.0%          100.0%          91.4%         92.6%               92.6%
   Economic occupancy                                   96.8%           97.3%          88.7%         88.1%               88.1%

   Average effective rent per occupied sq. foot         13.07           12.95          13.19         13.61               13.61
   Increase from same period prior year                 13.0%           12.2%           5.8%          7.5%                7.5%

   Revenue per occupied square foot                     13.76           13.61          15.17         15.38               15.38
   Increase from same period prior year                 17.6%           14.3%          16.2%         13.3%               13.3%


                      For the Period:                                        1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                       1st Qtr        2nd Qtr         3rd Qtr       4th Qtr         Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
  Same Property
   Revenue                                          $ 369,532       $ 368,653    $ 1,592,836(1)                    $ 2,331,021
   Operating expenses                                 157,873         155,933        791,969                         1,105,775
   NOI                                                211,659         212,720        800,867                         1,225,246
   Growth from same period prior year                    9.0%           -4.3%           7.2%                              5.3%

  Combined Total
   Revenue                                        $ 2,342,654     $ 4,268,632    $ 7,597,307                       $14,208,593
   Operating expenses                               1,082,311       1,939,135      2,960,056                         5,981,502
   NOI                                              1,260,343       2,329,497      4,637,251                         8,227,091
   Growth from same period prior year                  548.9%(2)       948.1%(2)      646.8%(2)                         693.0%

Capital expenditures (excludes TI & CLC)               19,663          51,787        188,196                           259,646
Weighted average leaseable square feet                642,323       1,088,395      1,751,593                         1,160,770
Capital expenditures per leaseable sq. ft.               0.03            0.05           0.11                              0.22

OCCUPANCY STATUS
  Same Property
   Physical occupancy                                   98.3%           96.2%          95.3%                             95.3%
   Economic occupancy                                   97.7%           95.3%          92.2%                             92.2%

   Average effective rent per occupied sq. foot         13.58           13.97          13.81                             13.81
   Increase from same period prior year                  3.9%            7.9%           4.8%                              4.8%

   Revenue per occupied square foot                     14.19           14.47          15.95                             15.95
   Increase from same period prior year                  3.1%            6.3%           2.4%                              2.4%

Combined Property
   Physical occupancy                                   93.4%           93.4%          95.2%                             95.2%
   Economic occupancy                                   90.0%           92.8%          91.7%                             91.7%

   Average effective rent per occupied sq. foot         13.68           13.75          15.90                             15.90
   Increase from same period prior year                  4.6%            6.2%          20.6%                             20.6%

   Revenue per occupied square foot                     15.61           16.67         18.49                              18.49
   Increase from same period prior year                 13.5%           22.5%         22.0%                              22.0%


(1)   Reflects performance of 4 of the 28 office properties in the current portfolio.
(2)   Reflects acquisitions during the period.

-----------------------------------------------------------------------------------------------------------------------------------
                                              GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                      OFFICE PORTFOLIO
                                                     September 30, 1997
                      For the Period:                                        1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                        1st Qtr        2nd Qtr       3rd Qtr       4th Qtr         Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
  Square footage leased                                      --          1,004        9,173              --              10,177
  Rental dollars                                             --         17,042      151,354              --             168,396
  Average base rent per square foot                          --          16.97        16.50              --               16.55

  Concessions                                                --             --           --              --                  --
  Concessions per square foot leased                         --             --           --              --                  --

  Tenant improvements (TI) committed                         --          4,700       86,689              --              91,389
  TI committed per square foot leased                        --           4.68         9.45              --                8.98
  TI spent                                                   --          1,377      167,789         164,520             333,686

  Capitalized leasing commissions (CLC) committed            --          3,111       11,376              --              14,487
  CLC committed per square foot leased                       --           3.10         1.24              --                1.42
  CLC spent                                                  --             --       27,141          37,784              64,925

  CLC and TI committed per sq. ft. leased                    --           7.78        10.69              --               10.40

LEASING PRODUCTION: RENEWAL/EXPANSION
  % Retention                                              100%           100%          77%             81%                 83%
  Square footage leased                                   3,348          3,249        9,085          13,847              29,529
  Rental dollars                                         45,198         54,397      152,363         213,360             465,317
  Average base rent                                       13.50          16.74        16.77           15.41               15.76
   Percent increase in effective rents from renewal       40.6%          11.9%         2.9%           20.0%               18.9%

  Concessions                                                --             --           --              --                  --
  Concessions per square foot leased                         --             --           --              --                  --

  Tenant improvements (TI) committed                      4,403        21,079       41,824           13,323              80,629
  TI committed per square foot leased                      1.32          6.49         4.60             0.96                2.73
  TI spent                                                   --         2,751       10,079          194,617             207,447

  Capitalized leasing commissions (CLC) committed            --            --           --            4,951               4,951
  CLC committed per square foot leased                       --            --           --             0.36                0.17
  CLC spent                                                  --            --           --           11,204              11,204

  CLC and TI committed per sq. ft. leased                  1.32          6.49         4.60             1.32                2.90


                      For the Period:                                        1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                        1st Qtr       2nd Qtr       3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
  Square footage leased                                   8,505        12,272       14,786                               35,563
  Rental dollars                                        181,092       226,705      254,294                              662,091
  Average base rent per square foot                       21.29         18.47        17.20                                18.62

  Concessions                                            10,086           --         1,995                               12,081
  Concessions per square foot leased                       1.19           --          0.13                                 0.34

  Tenant improvements (TI) committed                     53,680        75,700       94,316                              223,696
  TI committed per square foot leased                      6.31          6.17         6.38                                 6.29
  TI spent                                               57,688        77,223       47,430                              182,341

  Capitalized leasing commissions (CLC) committed        18,499        20,475       48,819                               87,793
  CLC committed per square foot leased                     2.18          1.67         3.30                                 2.47
  CLC spent                                              37,133        26,029       34,423                               97,586

  CLC and TI committed per sq. ft. leased                  8.49          7.84         9.68                                 8.76

LEASING PRODUCTION: RENEWAL/EXPANSION
  % Retention                                               71%           36%          78%                                  64%
  Square footage leased                                  22,570        15,144       32,603                               70,317
  Rental dollars                                        350,087       229,914      547,472                            1,127,473
  Average base rent                                       15.51         15.18        16.79                                16.03
   Percent increase in effective rents from renewal       36.2%         12.8%         5.9%                                18.3%

  Concessions                                                --           217           --                                  217
  Concessions per square foot leased                         --          0.01           --                                 0.00

  Tenant improvements (TI) committed                     64,036        35,168      126,192                              225,396
  TI committed per square foot leased                      2.84          2.32         3.87                                 3.21
  TI spent                                               40,125        18,759      147,769                              206,653

  Capitalized leasing commissions (CLC) committed         9,357         6,661        6,987                               23,005
  CLC committed per square foot leased                     0.41          0.44         0.21                                 0.33
  CLC spent                                               9,230         8,214        7,630                               25,074

  CLC and TI committed per sq. ft. leased                  3.25          2.76         4.08                                 3.53

-----------------------------------------------------------------------------------------------------------------------------------
                                               GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                       OFFICE/FLEX PORTFOLIO
                                                        September 30, 1997
                      For the Period:                                           1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                        1st Qtr        2nd Qtr         3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
  Same Property
    Revenue                                         $   58,654        $ 52,022       $ 57,048      $ 60,976             $ 228,700
    Operating expenses                                  25,535          20,141         24,313        18,145                88,134
    NOI                                                 33,119          31,881         32,735        42,831               140,566
    Growth from same period prior year                 - 21.0%         - 10.3%        - 21.8%         67.5%                - 3.0%

  Combined Total
    Revenue                                          $ 214,246       $ 156,184      $  62,362     $ 336,111             $ 768,903
    Operating expenses                                  95,920          77,128         26,082        81,545               280,675
    NOI                                                118,326          79,056         36,280       254,566               488,228
    Compounded growth from same period prior year       - 7.1%         - 35.0%(2)     - 72.2%(2)     205.6%(3)               5.5%

Capital expenditures                                        --              --             --            --                    --
Weighted average leaseable square feet                 134,400          37,200         37,200       248,973                80,731
Capital expenditures per leaseable sq. ft.                0.00            0.00           0.00          0.00                  0.00

OCCUPANCY STATUS
  Same Property
    Physical occupancy                                   96.8%          100.0%         100.0%        100.0%                100.0%
    Economic occupancy                                   95.2%           93.9%          99.5%         97.4%                 97.4%

    Average base rent per occupied sq. ft.                5.73            5.59           5.91          5.79                  5.79
    Increase from same period prior year                - 5.5%           -0.6%           2.6%         -3.3%                 -3.3%

    Revenue per occupied square foot                      6.52            5.59           6.13          6.56                  6.56
    Increase from same period prior year                  1.4%          - 5.4%          -1.2%          5.7%                  5.7%

  Combined Total
    Physical occupancy                                   93.7%          100.0%         100.0%         96.4%                 96.4%
    Economic occupancy                                   93.4%           92.5%          99.8%         96.3%                 96.3%

    Average effective rent per occupied sq. ft.           6.47            5.59           5.91          5.50                  5.50
    Increase from same period prior year                  9.6%          - 3.4%(2)      - 0.8%(2)     -10.2%(3)             -10.2%

    Revenue per occupied square foot                      6.81            5.59           6.13          6.60                  6.60
    Increase from same period prior year                 11.2%           -7.7%(2)      - 0.4%(2)       6.7%(3)               6.7%


                      For the Period:                                           1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                        1st Qtr        2nd Qtr       3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
  Same Property
    Revenue                                            $  60,499     $  61,148     $   37,399(1)                      $   159,046
    Operating expenses                                    16,666        18,868         18,188                              53,722
    NOI                                                   43,833        42,280         19,211                             105,324
    Growth from same period prior year                     32.4%         32.6%        - 41.3%                                7.8%

  Combined Total
    Revenue                                            $ 385,324    $1,429,963    $ 2,417,606                         $ 4,232,893
    Operating expenses                                   104,172       398,932        765,416                           1,268,520
    NOI                                                  281,152     1,031,031      1,652,190                           2,964,373
    Compounded growth from same period prior year         137.6%       1204.2%(3)     4454.0%(3)                          1168.7%

Capital expenditures                                          --           498         16,804                              17,302
Weighted average leaseable square feet                   247,506       904,914      1,424,566                             858,995
Capital expenditures per leaseable sq. ft.                  0.00          0.00           0.01                                0.02

OCCUPANCY STATUS
  Same Property
    Physical occupancy                                     95.2%         80.6%          79.0%                               79.0%
    Economic occupancy                                     98.5%         84.0%          68.9%                               68.9%

    Average base rent per occupied sq. ft.                  6.26          6.27           5.20                                5.20
    Increase from same period prior year                    9.3%         12.0%         -12.0%                              -12.0%

    Revenue per occupied square foot                        6.84          8.15           5.09                                5.09
    Increase from same period prior year                    4.9%         45.8%         -17.1%                              -17.1%

  Combined Total
    Physical occupancy                                     95.7%         86.5%          95.0%                               95.0%
    Economic occupancy                                     95.7%         94.9%          92.4%                               92.4%

    Average effective rent per occupied sq. ft.             5.58          6.82           6.30                                6.30
    Increase from same period prior year                  -13.7%         21.8%(3)        6.7%(3)                             6.7%

    Revenue per occupied square foot                        6.51          7.47           7.43                                7.43
    Increase from same period prior year                   -4.4%         33.5%(3)       21.2%(3)                            21.2%


(1) Reflects performance of 1 of the 32 office/flex properties in the current portfolio.
(2) Reflects sales of the All American Self-Storage facilities.
(3) Reflects acquisitions during the period.

-----------------------------------------------------------------------------------------------------------------------------------
                                                  GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICE/FLEX PORTFOLIO
                                                            September 30, 1997
                      For the Period:                                           1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                         1st Qtr        2nd Qtr       3rd Qtr       4th Qtr            Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:  NEW
  Square footage leased                                    1,200             --            --            --              1,200
  Rental dollars                                           7,800             --            --            --              7,800
  Average base rent per square foot                         6.50             --            --            --               6.50

  Concessions                                                650             --            --            --                650
  Concessions per square foot leased                        0.54             --            --            --               0.54

  Tenant improvements (TI) committed                         600             --            --            --                600
  TI committed per square foot leased                       0.50             --            --            --               0.50
  TI spent                                                    --             --         2,716            --              2,716

  Capitalized leasing commissions (CLC) committed            936             --            --            --                936
  CLC committed per square foot leased                      0.78             --            --            --               0.78
  CLC spent                                                   --          1,649            --           783              2,432
  CLC and TI committed per sq. ft. leased                   1.28             --            --            --               1.28

LEASING PRODUCTION: RENEWAL/EXPANSION
  % Retention                                               100%            71%            --            --                83%
  Square footage leased                                    4,800          3,000            --            --              7,800

  Rental dollars                                          30,564         20,700            --            --             51,264
  Average base rent                                         6.37           6.90            --            --               6.57
  Percent increase in effective rates from renewal          7.2%        - 0.45%            --            --               0.4%

  Concessions                                                 --          3,350            --            --              3,350
  Concessions per square foot leased                          --           1.12            --            --               0.43

  Tenant improvements (TI) committed                       2,085          6,000            --            --              8,085
  TI committed per square foot leased                       0.43           2.00            --            --               1.04
  TI spent                                                    --             --         6,000            --              6,000

  Capitalized leasing commissions (CLC) committed          1,833          2,804            --            --              4,637
  CLC committed per square foot leased                      0.38           0.43            --            --               0.59
  CLC spent                                                1,994          8,019         1,464           517             11,994

  CLC and TI committed per sq. ft. leased                   0.82           2.93            --            --               1.63


                      For the Period:                                           1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                        1st Qtr         2nd Qtr       3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:  NEW
  Square footage leased                                       --          2,634         5,178                            7,812
  Rental dollars                                              --         25,666        29,152                           54,818
  Average base rent per square foot                           --           9.74          5.63                             7.02

  Concessions                                                 --             --         1,191                            1,191
  Concessions per square foot leased                          --             --          0.23                             0.15

  Tenant improvements (TI) committed                          --         52,000         2,076                           54,076
  TI committed per square foot leased                         --          19.74          0.40                             6.92
  TI spent                                                    --         58,829        95,755                          154,584

  Capitalized leasing commissions (CLC) committed             --          6,358         2,076                            8,434
  CLC committed per square foot leased                        --           2.41          0.40                             1.08
  CLC spent                                                1,515          7,440        11,539                           20,494
  CLC and TI committed per sq. ft. leased                     --          22.16          0.80                             8.00

LEASING PRODUCTION: RENEWAL/EXPANSION
  % Retention                                                 --            73%           42%                              62%
  Square footage leased                                       --         18,000         8,257                           26,257

  Rental dollars                                              --        119,578        57,403                          176,981
  Average base rent                                           --           6.64          6.95                             6.74
  Percent increase in effective rates from renewal            0%          52.2%         23.6%                            23.6%

  Concessions                                                 --             --           --                                --
  Concessions per square foot leased                          --             --           --                                --

  Tenant improvements (TI) committed                          --          8,000        43,004                           51,004
  TI committed per square foot leased                         --           0.44          5.21                             1.94
  TI spent                                                    --             --            --                               --

  Capitalized leasing commissions (CLC) committed             --          5,359         9,174                           14,533
  CLC committed per square foot leased                        --           0.30          1.11                             0.55
  CLC spent                                                   --             --         4,549                            4,549

  CLC and TI committed per sq. ft. leased                     --           0.74          6.32                             2.50

-----------------------------------------------------------------------------------------------------------------------------------
                                               GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                         INDUSTRIAL PORTFOLIO
                                                          September 30, 1997
                      For the Period:                                           1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                        1st Qtr         2nd Qtr       3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
  Same Property
    Revenue                                          $  791,724     $  823,576      $ 852,542     $ 845,761             $3,313,603
    Operating expenses                                  112,354         83,437        120,462       100,793                417,046
    NOI                                                 679,370        740,139        732,080       744,968              2,896,557
    Growth from same period prior year                    -3.0%           2.2%          -0.9%          1.9%                   0.0%

  Combined Total
    Revenue                                          $  791,724      $ 823,576      $ 852,542    $1,023,256             $3,491,098
    Operating expenses                                  112,354         83,437        120,462       152,671                468,924
    NOI                                                 679,370        740,139        732,080       870,585              3,022,174
    Growth from same period prior year                    -3.0%           2.2%          -0.9%         19.1%(2)                4.4%

Capital expenditures (excludes TI & CLC)                     --             --         19,046        12,109                 31,155
Weighted average leaseable square feet                1,454,627      1,454,627      1,454,627     1,781,142              1,521,744
Capital expenditures per leaseable sq. ft.                   --             --           0.01          0.01                   0.02

OCCUPANCY STATUS
Same Property
  Physical occupancy                                     100.0%         100.0%         100.0%        100.0%                 100.0%
  Economic occupancy                                      97.0%          98.3%         100.0%        100.0%                 100.0%

  Average effective rent per occupied sq. ft.              2.11           2.28           2.28          2.33                   2.33
  Increase from same period prior year                   - 4.0%           3.7%           3.8%          3.7%                   3.7%

  Revenue per occupied square foot                         2.18           2.26           2.34          2.33                   2.33
 Increase from same period prior year                    - 3.8%         - 0.6%           3.5%         -0.2%                  -0.2%

Combined Total
  Physical occupancy                                     100.0%         100.0%         100.0%         99.3%                  99.3%
  Economic occupancy                                      97.0%          98.3%          99.8%         99.3%                  99.3%

  Average effective rent per occupied sq. ft.              2.11           2.28           2.28          2.41                   2.41
  Increase from same period prior year                   - 4.0%           3.7%           3.8%          9.4%(2)                9.4%

  Revenue per occupied square foot                         2.18           2.26           2.34          2.40                   2.40
  Increase from same period prior year                   - 3.8%          -0.6%           3.5%          3.1%(2)                3.1%


                      For the Period:                                           1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                        1st Qtr         2nd Qtr       3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
  Same Property
    Revenue                                         $   852,330      $ 849,665      $ 822,599(1)                       $ 2,524,594
    Operating expenses                                  100,103        105,399        100,805                              306,307
    NOI                                                 752,227        744,266        721,794                            2,218,287
    Growth from same period prior year                    10.7%           0.6%          -1.4%                                 3.1%

  Combined Total
    Revenue                                         $ 1,050,168    $ 1,390,927    $ 1,797,234                          $ 4,238,329
    Operating expenses                                  175,205        249,393        358,614                              783,212
    NOI                                                 874,963      1,141,534      1,438,620                            3,455,117
    Growth from same period prior year                   28.8%           54.2%(2)       96.5%(2)                             60.6%

Capital expenditures (excludes TI & CLC)                 54,415         11,334            440                               66,190
Weighted average leaseable square feet                1,778,862      1,950,911      2,329,463                            2,019,745
Capital expenditures per leaseable sq. ft.                 0.03           0.01            0.0                                 0.03

OCCUPANCY STATUS
Same Property
  Physical occupancy                                     100.0%         100.0%         100.0%                               100.0%
  Economic occupancy                                     100.0%         100.0%          98.9%                                98.9%

  Average effective rent per occupied sq. ft.              2.28           2.31           2.26                                 2.26
  Increase from same period prior year                     8.0%           1.2%         - 0.8%                               - 0.8%

  Revenue per occupied square foot                         2.34           2.34           2.26                                 2.26
 Increase from same period prior year                      7.7%           3.2%         - 3.5%                               - 3.5%

Combined Total
  Physical occupancy                                      99.3%          99.4%          98.9%                                98.9%
  Economic occupancy                                      98.4%          97.2%          96.9%                                96.9%

  Average effective rent per occupied sq. ft.              2.32           2.74           3.29                                 3.29
  Increase from same period prior year                     9.5%          19.9%(2)       44.5%(2)                             44.5%

  Revenue per occupied square foot                         2.38           2.98           3.70                                 3.70
  Increase from same period prior year                     9.3%          31.5%(2)       57.8%(2)                             57.8%

(1) Reflects the performance of 7 of the 23 industrial properties in the current portfolio.
(2) Reflects acquisitions during the period.

-----------------------------------------------------------------------------------------------------------------------------------
                                               GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                         INDUSTRIAL PORTFOLIO
                                                          September 30, 1997
                      For the Period:                                           1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                         1st Qtr        2nd Qtr       3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:  NEW
Square footage leased                                         --            --             --            --                    --
Rental dollars                                                --            --             --            --                    --
Average base rent per square foot                             --            --             --            --                    --

Concessions                                                   --            --             --            --                    --
Concessions per square foot leased                            --            --             --            --                    --

Tenant improvements (TI) committed                            --            --             --            --                    --
TI committed per square foot leased                           --            --             --            --                    --
TI spent                                                      --            --             --            --                    --

Capitalized leasing commissions (CLC) committed               --            --             --            --                    --
CLC committed per square foot leased                          --            --             --            --                    --
CLC spent                                                     --            --             --            --                    --
CLC and TI committed per sq. ft. leased                       --            --             --            --                    --

LEASING PRODUCTION: RENEWAL/EXPANSION
% Retention                                                 100%            --           100%            --                  100%
Square footage leased                                     48,000            --         12,000            --                60,000
Rental dollars                                           149,760            --         44,640            --               194,400
Average base rent                                           3.12            --           3.72            --                  3.24
  Percent increase in effective rates from renewal          4.0%            --             --            --                  4.0%

Concessions                                                   --            --             --            --                    --
Concessions per square foot leased                            --            --             --            --                    --

Tenant improvements (TI) committed                            --            --             --            --                    --
TI committed per square foot leased                           --            --             --            --                    --
TI spent                                                   6,533         9,286         10,791        22,443                49,053

Capitalized leasing commissions (CLC) committed               --            --             --            --                    --
 CLC committed per square foot leased                         --            --             --            --                    --
CLC spent                                                     --            --             --         1,967                 1,967

CLC and TI committed per sq. ft. leased                       --            --             --            --                    --


                      For the Period:                                           1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                         1st Qtr        2nd Qtr       3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION:  NEW
Square footage leased                                         --        55,248             --                              55,248
Rental dollars                                                --       168,511             --                             168,511
Average base rent per square foot                             --          3.05             --                                3.05

Concessions                                                   --         3,086             --                               3,086
Concessions per square foot leased                            --          0.06             --                                0.06

Tenant improvements (TI) committed                            --        30,551             --                              30,551
TI committed per square foot leased                           --          0.55             --                                0.55
TI spent                                                   1,534         3,210         31,749                              36,493

Capitalized leasing commissions (CLC) committed               --        50,518             --                              50,518
CLC committed per square foot leased                          --          0.91             --                                0.91
CLC spent                                                  8,469        26,298         24,813                              59,580
CLC and TI committed per sq. ft. leased                       --          1.47             --                                1.47

LEASING PRODUCTION: RENEWAL/EXPANSION
% Retention                                                 100%           31%            39%                                 48%
Square footage leased                                     41,372        36,999         14,832                              93,203
Rental dollars                                           142,971       108,576         45,979                             297,526
Average base rent                                           3.46          2.93           3.10                                3.19
  Percent increase in effective rates from renewal         14.8%         36.4%          45.5%                               45.5%

Concessions                                                   --            --             --                                  --
Concessions per square foot leased                            --            --             --                                  --

Tenant improvements (TI) committed                        79,216         3,239          6,680                              89,135
TI committed per square foot leased                         1.91          0.09           0.45                                0.96
TI spent                                                      --        81,874             --                              81,874

Capitalized leasing commissions (CLC) committed           21,923        14,947          5,518                              42,388
 CLC committed per square foot leased                       0.53          0.40           0.37                                0.45
CLC spent                                                  2,019        33,368             --                              35,387

CLC and TI committed per sq. ft. leased                     2.44          0.49           0.82                                1.41

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                                               GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                         RETAIL PORTFOLIO
                                                        September 30, 1997
                      For the Period:                                           1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                         1st Qtr        2nd Qtr       3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
Same Property
  Revenue                                             $  826,483    $  601,732     $  436,113    $  472,347           $ 2,336,675
  Operating expenses                                     228,088       184,696        165,065       203,683               781,532
  NOI                                                    598,395       417,036        271,048       268,664             1,555,143
  Growth from same period prior year                       -8.8%         -2.9%          -8.3%          8.9%                 -3.2%

Combined Total
  Revenue                                             $  826,483    $  831,974     $  853,905   $ 1,233,853           $ 3,746,215
  Operating expenses                                     228,088       187,309        222,311       352,082               989,790
  NOI                                                    598,395       644,665        631,594       881,771             2,756,425
  Growth from same period prior year                       -8.8%         -2.9%          -4.4%         54.4%                  8.0%

Capital expenditures (excludes TI and CLC)                    --         9,832          2,265         8,365                20,462
Weighted average leaseable square feet                   285,658       285,658        301,348       516,947               347,403
Capital expenditures per leaseable sq. ft.                    --          0.03           0.01          0.02                  0.06

OCCUPANCY STATUS
Same Property
  Physical occupancy (at end of period)                    92.1%         91.2%          96.9%         97.8%                 97.8%
  Economic occupancy (at end of period)                    92.7%         90.9%          91.0%         92.1%                 92.1%

  Average effective rent per occupied sq.                  10.88          8.29           7.82          6.83                  6.83
  ft.
  Increase from same period prior year                      1.5%          0.7%           1.2%        - 0.5%                - 0.5%

  Revenue per occupied square foot                         12.57         10.27           9.22          8.66                  8.66
  Increase from same period prior year                      1.9%         -0.2%           1.3%          4.5%                  4.5%

Combined Property
  Physical occupancy (at end of period)                    92.1%         92.1%          95.5%         97.2%                 97.2%
  Economic occupancy (at end of period)                    92.7%         93.4%          92.1%         94.4%                 94.4%

  Average effective rent per occupied sq.                  10.88         11.19          10.33          7.93                  7.93
  ft.
  Increase from same period prior year                      1.5%          3.0%          -4.2%(2)     -25.8%(2)(3)          -25.8%

  Revenue per occupied square foot                         12.57         12.65          11.74          9.32                  9.32
  Increase from same period prior year                      1.9%         -0.2%          -4.8%(2)     -23.3%(2)(3)          -23.3%


                      For the Period:                                           1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                         1st Qtr        2nd Qtr       3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
Same Property
  Revenue                                             $  854,638    $  607,044      $ 507,865(1)                      $ 1,969,547
  Operating expenses                                     210,929       208,901        169,957                             589,786
  NOI                                                    643,709       398,143        337,908                           1,379,761
  Growth from same period prior year                        7.6%         -4.5%          24.7%                                7.3%

Combined Total
  Revenue                                            $ 1,466,612   $ 1,579,107     $1,637,556                         $ 4,683,275
  Operating expenses                                     373,556       411,934        538,084                           1,323,574
  NOI                                                  1,093,056     1,167,173      1,099,472                           3,359,701
  Growth from same period prior year                       82.7%         81.1%(3)       74.1%                               79.2%

Capital expenditures (excludes TI and CLC)                86,970           907          5,139                              93,016
Weighted average leaseable square feet                   630,700       734,722        808,554                             724,659
Capital expenditures per leaseable sq. ft.                  0.14          0.00           0.01                                0.13

OCCUPANCY STATUS
Same Property
  Physical occupancy (at end of period)                    95.8%         96.2%          96.8%                               96.8%
  Economic occupancy (at end of period)                    95.3%         94.4%          95.0%                               95.0%

  Average effective rent per occupied sq.                  10.84          8.54           9.41                                9.41
  ft.
  Increase from same period prior year                     -0.4%          3.0%          20.2%                               20.2%

  Revenue per occupied square foot                         12.79         10.10          10.74                               10.74
  Increase from same period prior year                      1.8%         -1.7%          16.6%                               16.6%

Combined Property
  Physical occupancy (at end of period)                    96.6%         92.2%          87.8%                               87.8%
  Economic occupancy (at end of period)                    94.8%         94.0%          93.1%                               93.1%

  Average effective rent per occupied sq.                   8.04          8.10           8.49                                8.49
  ft.
  Increase from same period prior year                    -26.1%(2)     -27.6%(2)(3)   -17.8%(2)(3)                        -17.8%

  Revenue per occupied square foot                          9.63          9.25          12.13                               12.13
  Increase from same period prior year                    -23.4%(2)     -26.9%(2)        3.4%(2)(3)                          3.4%

(1)  Reflects the performance of 4 of the 9 retail properties in the current portfolio.
(2)  Average base rents  declined due to the purchase of the grocery store anchor at Westwood  Plaza  Shopping  Center which has lower rents per square foot.
(3)  Reflects acquisitions during the period.

-----------------------------------------------------------------------------------------------------------------------------------
                                               GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                         RETAIL PORTFOLIO
                                                        September 30, 1997
                      For the Period:                                           1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                         1st Qtr        2nd Qtr       3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
Square footage leased                                     2,520          5,150          4,068         4,222                15,960
Rental dollars                                           26,438         58,835         50,596        46,557               182,426
Average base rent per square foot                         10.49          11.42          12.44         11.03                 11.43

Concessions                                               1,020          5,538          9,358         2,137                18,053
Concessions per square foot leased                         0.40           1.08           2.30          0.51                  1.13

Tenant improvements (TI) committed                           --          4,000          9,972         4,500                18,472
TI committed per square foot leased                          --           0.78           2.45          1.07                  1.16
TI spent                                                     --             --          4,213        12,023                16,236

Capitalized leasing commissions (CLC) committed              --          7,350        14,335          3,379                25,064
CLC committed per square ft. leased                          --           1.43           3.52          0.80                  1.57
CLC spent                                                 6,228          3,675         17,205         2,277                29,385

CLC and TI committed per sq. ft. leased                      --           2.20           5.98          1.87                  2.73

LEASING PRODUCTION: RENEWAL/EXPANSION
% Retention                                                  --            53%            82%          100%                   61%
Square footage leased                                        --          3,300         12,338         1,400                17,038
Rental dollars                                               --         36,770        123,699        16,520               176,989
Average base rent per square foot                            --          11.14          10.03         11.80                 10.39
   Percent increase in effective rents from renewal          --          11.0%       - 2.7%(1)         8.9%                  4.3%

Concessions                                                  --          1,922         10,000            --                11,922
Concessions per square foot leased                           --           0.58           0.81            --                  0.70

Tenant improvements (TI) committed                           --         13,960         66,288            --                80,248

TI committed per square foot leased                          --           4.23           5.37            --                  4.71
TI spent                                                  3,210             --         20,000        14,656                37,866

Capitalized leasing commissions (CLC) committed              --             --             --            --                    --
CLC committed per square foot leased                         --             --             --            --                    --
CLC spent                                                    --             --             --            --                    --

  CLC and TI committed per sq. ft. leased                    --           4.23           5.37            --                  4.71


                      For the Period:                                           1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                         1st Qtr        2nd Qtr       3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
Square footage leased                                     3,381             --          2,000                               5,381
Rental dollars                                           32,558             --         25,184                              57,742
Average base rent per square foot                          9.63             --          12.59                               10.73

Concessions                                                 789             --          1,107                               1,896
Concessions per square foot leased                         0.23             --           0.55                                0.35

Tenant improvements (TI) committed                        4,110             --         21,999                              26,109
TI committed per square foot leased                        1.22             --          11.00                                4.85
TI spent                                                  2,322          3,852         10,670                              16,844

Capitalized leasing commissions (CLC) committed          8,568              --          4,604                              13,172
CLC committed per square ft. leased                        2.53             --           2.30                                2.45
CLC spent                                                 2,808          5,760          2,252                              10,820

CLC and TI committed per sq. ft. leased                    3.75             --          13.30                                7.30

LEASING PRODUCTION: RENEWAL/EXPANSION
% Retention                                                 36%            54%           100%                                 47%
Square footage leased                                     2,850          1,100          1,549                               5,499
Rental dollars                                           28,781         12,100         16,265                              57,146
Average base rent per square foot                         10.10          11.00          10.50                               10.39
   Percent increase in effective rents from renewal        2.4%          14.1%             0%                                 5.5%

Concessions                                               2,800             --             --                               2,800
Concessions per square foot leased                         0.98             --             --                                0.51

Tenant improvements (TI) committed                        6,000             --             --                               6,000

TI committed per square foot leased                        2.11             --             --                                1.09
TI spent                                                     --             --             --                                  --

Capitalized leasing commissions (CLC) committed              --             --             --                                  --
CLC committed per square foot leased                         --             --             --                                  --
CLC spent                                                    --             --             --                                  --

  CLC and TI committed per sq. ft. leased                  2.11             --             --                                1.09

(1)  Reflects moving expense concessions paid to relocate tenants to accommodate expansion of the grocery store anchor at
     Westwood Plaza Shopping Center.

-----------------------------------------------------------------------------------------------------------------------------------
                                               GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                          HOTEL PORTFOLIO
                                                        September 30, 1997
                      For the Period:                                           1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                         1st Qtr        2nd Qtr       3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
 Same Property
   Revenue (2)                                       $ 1,205,115    $ 1,091,190   $ 1,019,501   $ 1,066,654           $ 4,382,460
   Operating expenses (3)                                424,675        386,341       413,942       456,123             1,681,081
   NOI                                                   780,440        704,849       605,559       610,531             2,701,379
   Growth from same period prior year                      38.9%          22.8%          6.0%         19.9%                 21.9%
 Combined Total
   Revenue                                           $ 1,205,115    $ 1,091,190   $ 1,071,501   $ 1,144,654           $ 4,512,460
   Operating expenses                                    424,675        386,341       421,371       465,750             1,698,137
   NOI                                                   780,440        704,849       650,130       678,904             2,814,323
   Growth from same period prior year                      38.9%          22.8%         13.9%(4)      33.3%                 27.0%
 Capital expenditures                                     18,558         98,551       137,496        21,355               275,960
 Weighted average rooms owned                                517            517           558           579                   513
 Capital expenditures per room                                37            197           254            38                   538

OCCUPANCY STATUS
 Same Property
   Total room revenue                                $ 2,402,872    $ 2,149,708   $ 2,023,408   $ 2,129,175           $ 8,705,163
   Physical occupancy (5)                                  77.0%          75.1%         73.3%         72.9%                 72.9%

   Average daily rate per occupied room (5)              $ 66.33        $ 64.43       $ 63.37      $  63.06               $ 63.06
   Percent increase from prior period                      10.5%           7.5%          7.5%          8.1%                  8.1%

   Revenue per available room (REVPAR) (5)               $ 51.07        $ 48.38       $ 46.42     $ 46.01                 $ 46.01
   Percent increase from prior period                       9.4%           3.6%          4.2%          6.0%                  6.0%

Combined Total
   Total room revenue                                $ 2,402,872    $ 2,149,709   $ 2,128,553   $ 2,262,785           $ 8,943,919
   Physical occupancy (5)                                  77.0%          75.1%         72.7%         71.8%                 71.8%

   Average daily rate per occupied room (5)              $ 66.33        $ 64.43       $ 63.24       $ 62.76               $ 62.76
   Increase from same period prior year                    10.5%           7.5%          7.3%          7.5%                  7.5%

   Revenue per available room (REVPAR) (5)               $ 51.07        $ 48.38       $ 45.98       $ 45.04               $ 45.04
   Increase from same period prior year                     9.4%           3.6%          3.2%          3.8%                  3.8%


                      For the Period:                                           1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                         1st Qtr        2nd Qtr       3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
 Same Property
   Revenue (2)                                       $ 1,216,199    $ 1,251,886   $ 1,042,047(1)                      $ 3,510,132
   Operating expenses (3)                                424,006        432,362       447,838                           1,304,206
   NOI                                                   792,193        819,524       594,209                           2,205,926
   Growth from same period prior year                       1.5%          16.3%         -1.9%                                5.5%
 Combined Total
   Revenue                                           $ 1,530,826    $ 1,701,523   $ 1,279,344                         $ 4,511,693
   Operating expenses                                    455,836        509,422       510,932                           1,476,190
   NOI                                                 1,074,990      1,192,101       768,412                           3,035,503
   Growth from same period prior year                      37.7%(4)       69.1%         18.2%                               42.2%
 Capital expenditures                                     48,125         86,546       156,641                             291,312
 Weighted average rooms owned                                633            742           742                                 706
 Capital expenditures per room                                76            117           211                                 413

OCCUPANCY STATUS
 Same Property
   Total room revenue                                $ 2,480,964    $ 2,496,991   $ 2,088,593                         $ 7,066,548
   Physical occupancy (5)                                  76.1%          77.3%         75.0%                               75.0%

   Average daily rate per occupied room (5)               $70.10        $ 68.79       $ 66.80                             $ 66.80
   Percent increase from prior period                       5.7%           6.8%          5.4%                                5.4%

   Revenue per available room (REVPAR) (5)               $ 53.32        $ 53.20       $ 50.07                             $ 50.07
   Percent increase from prior period                       4.4%          10.0%          7.9%                                7.9%

Combined Total
   Total room revenue                                $ 3,237,636    $ 3,547,474   $ 2,700,755                         $ 9,485,865
   Physical occupancy (5)                                  76.2%          75.2%         71.6%                               71.6%

   Average daily rate per occupied room (5)              $ 74.32        $ 72.34       $ 68.68                             $ 68.68
   Increase from same period prior year                    12.0%          12.3%          8.6%                                8.6%

   Revenue per available room (REVPAR) (5)               $ 56.64        $ 54.42       $ 49.16                             $ 49.16
   Increase from same period prior year                    10.9%          12.5%          6.9%                                6.9%

(1)  Reflects the performance of 4 of the 6 hotels in the current portfolio.
(2)  For the quarter ended September 30, 1996, same property revenue includes $523,111 of lease payments from three hotels which GLB owns and leases to GHG. Revenue  also  includes  $496,390 of  operating  revenue  from one hotel. The Company holds a  participating  first  mortgage  interest in this hotel and in accordance  with GAAP, GLB accounts for the property as though it held fee title. For the quarter ended September 30, 1997, same property revenue includes $544,839 of lease payments  from  three  hotels  and  $497,208  of operating revenue from one hotel.
(3)  Operating expenses paid by lessor for the leased hotels include taxes and property insurance; all other expenses paid by lessee.
(4)  Reflects the purchase of a new property during the quarter.
(5)  Numbers represent year-to-date data for the period and include comp rooms.

-----------------------------------------------------------------------------------------------------------------------------------
                                               GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                       MULTI-FAMILY PORTFOLIO
                                                         September 30, 1997

                      For the Period:                                           1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                         1st Qtr        2nd Qtr       3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
Same Property
  Revenue                                             $  193,911      $ 186,164     $ 204,427    $  195,007            $ 779,509
  Operating expenses                                      91,312         95,593        79,276        73,766              339,947
  NOI                                                    102,599         90,571       125,151       121,241              439,562
  Growth from same period prior year                       13.4%           2.3%         45.3%         76.1%                31.6%

Combined Total
  Revenue                                             $  193,911      $ 186,164     $ 204,427    $  934,263          $ 1,518,765
  Operating expenses                                      91,312         95,593        79,276       334,519              600,700
  NOI                                                    102,599         90,571       125,151       599,744              918,065
  Growth from same period prior year                       13.4%           2.3%         45.3%        771.4%(2)            174.8%(2)

Capital expenditures                                      17,500         29,900         9,538         5,936               62,874
Weighted average apartment units owned                       104            104           104           549                  215
Capital expenditures per apartment unit                      168            288            92            11                  292

 OCCUPANCY STATUS
Same Property
  Physical occupancy (at end of period)                    89.4%          96.2%         92.3%         94.2%                94.2%
  Economic occupancy (at end of period)                    88.8%          89.2%         94.9%         91.0%                91.0%

  Average effective rent per occupied unit                   654            656           660           663                  663
  Increase from same period prior year                      2.3%           1.7%          1.9%          3.8%                 3.8%

  Apartment annualized turnover rate                       60.0%          34.6%         38.5%         23.1%                39.4%

Combined Total
Physical occupancy (at end of period)                      89.4%          96.2%         92.3%         94.7%                94.7%
Economic occupancy (at end of period)                      88.8%          89.2%         94.9%         96.7%                96.7%

Average effective rent per occupied unit                     654            656           660           576                  576
Increase from same period prior year                        2.3%           1.7%          1.9%         -9.9%(2)             -9.9%(2)

Apartment annualized turnover rate                         60.0%          34.6%         38.5%         51.7%                46.2%


                      For the Period:                                           1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                         1st Qtr        2nd Qtr       3rd Qtr       4th Qtr           Year to Date
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS
Same Property
  Revenue                                             $  200,599     $  204,349    $  210,086(1)                       $ 615,034
  Operating expenses                                      88,722         96,080        92,476                            277,278
  NOI                                                    111,877        108,269       117,610                            337,756
  Growth from same period prior year                        9.0%          19.5%         -6.0%(3)                            6.1%

Combined Total
  Revenue                                            $ 1,129,909    $ 1,412,508   $ 1,477,798                        $ 4,020,215
  Operating expenses                                     447,290        562,250       639,501                          1,649,041
  NOI                                                    682,619        850,258       838,297                          2,371,174
  Growth from same period prior year                      565.3%         838.8%(2)     569.8%                             644.9%

Capital expenditures                                      49,279         45,491        65,907                            160,677
Weighted average apartment units owned                       642            796           866                                768
Capital expenditures per apartment unit                       77             57            76                                209

 OCCUPANCY STATUS
Same Property
  Physical occupancy (at end of period)                    94.2%          98.1%         99.0%                              99.0%
  Economic occupancy (at end of period)                    91.2%          94.1%         90.8%                              90.8%

  Average effective rent per occupied unit                  673             687           686                                686
  Increase from same period prior year                     2.9%            4.7%          3.9%                               3.9%

  Apartment annualized turnover rate                      38.5%           46.2%         38.5%                              41.0%

Combined Total
Physical occupancy (at end of period)                     94.7%           94.2%         93.9%                              93.9%
Economic occupancy (at end of period)                     94.4%           94.4%         90.1%                              90.1%

Average effective rent per occupied unit                    599             609          610                                 610
Increase from same period prior year                      -8.4%           -7.1%(2)     -7.5%                               -7.5%

Apartment annualized turnover rate                        49.2%           46.7%        69.3%                               50.8%


(1)  Reflects the performance of 1 of the 4 multi-family properties in the current portfolio.
(2)  Reflects acquisitions during the period.
(3)  NOI is lower because 3rd Quarter expenses in 1996 were understated due to the receipt of a tax refund.

-----------------------------------------------------------------------------------------------------------------------------------
                                               GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE EXPIRATION SCHEDULE
                                                         September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                               1997              1998                1999              2000               2001
                                      ---------------------------------------------------------------------------------------------
RETAIL PORTFOLIO
   Annual Base Rent Expiring                249,336           681,192             926,400           643,068            824,134
   Percent of Total Annual Rent               3.40%             9.30%              12.60%             8.80%             11.20%

   Square Footage expiring                   16,623           357,211              74,859            60,049             83,501
   Percent of Square Footage                  1.40%            30.10%               6.30%             5.10%              7.00%

   Number of leases Expiring                     11                30                  43                28                 27
   Percent of Number of Leases                5.90%            16.00%              23.00%            15.00%             14.40%
-----------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO
   Annual Base Rent Expiring               483,420          1,357,620           1,292,312         1,315,032            750,012
   Percent of Total Annual Rent              4.60%             13.00%              12.40%            12.60%              7.20%

   Square Footage expiring                 119,752            375,033             299,068           330,604            170,830
   Percent of Square Footage                 3.90%             12.30%               9.80%            10.90%              5.60%

   Number of Leases Expiring                     7                 22                  25                17                 11
   Percent of Number of Leases               7.10%             22.40%              25.50%            17.30%             11.20%
-----------------------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX  PORTFOLIO
   Annual Base Rent Expiring             2,111,144          3,964,668           3,245,594         2,269,704          1,112,091
   Percent of Total Annual Rent             12.70%             23.90%              19.50%            13.70%              6.70%

   Square Footage expiring                 290,081            605,391             548,761           342,041            149,501
   Percent of Square Footage                12.20%             25.50%              23.10%            14.40%              6.30%

   Number of Leases Expiring                    84                107                  89                56                 27
   Percent of Number of Leases              21.50%             27.40%              22.80%            14.30%              6.90%
-----------------------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO
   Annual Base Rent Expiring             2,384,088          4,692,712           5,232,588         5,489,676          4,860,540
   Percent of Total Annual Rent              7.00%             13.70%              15.30%            16.10%             14.20%

   Square Footage expiring                 146,274            241,246             399,563           307,883            330,809
   Percent of Square Footage                 7.00%             11.50%              19.00%            14.70%             15.80%

   Number of Leases                            133                89                   80                71                 70
   Percent of Number of Leases              26.10%             17.50%              15.70%            13.90%             13.80%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2006 &
                                              2002              2003                 2004              2005          Thereafter
                                  -------------------------------------------------------------------------------------------------
RETAIL PORTFOLIO
   Annual Base Rent Expiring               175,068           166,692            1,034,580           605,424          2,039,136
   Percent of Total Annual Rent              2.40%             2.30%               14.10%             8.20%             27.80%

   Square Footage expiring                  13,560            27,275              196,659            50,405            305,392
   Percent of Square Footage                 1.10%             2.30%               16.60%             4.30%             25.80%

   Number of leases Expiring                     7                 5                   11                 7                 18
   Percent of Number of Leases               3.70%             2.70%                5.90%             3.70%              9.70%
-----------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO
   Annual Base Rent Expiring               555,984           489,576            3,579,720                --            611,600
   Percent of Total Annual Rent              5.30%             4.70%               34.30%             0.00%              5.90%

   Square Footage expiring                 156,264           122,957            1,342,295                --            120,943
   Percent of Square Footage                 5.10%             4.00%               44.20%             0.00%              4.20%

   Number of Leases Expiring                     7                 2                    6                --                  1
   Percent of Number of Leases               7.10%             2.00%                6.10%             0.00%              1.30%
-----------------------------------------------------------------------------------------------------------------------------------

OFFICE/FLEX  PORTFOLIO
   Annual Base Rent Expiring             1,632,758           570,588              344,844                --          1,356,964
   Percent of Total Annual Rent              9.80%             3.40%                2.10%             0.00%              8.20%

   Square Footage expiring                 211,552            71,121               34,256                --            119,661
   Percent of Square Footage                 8.90%             3.00%                1.40%             0.00%              5.20%

   Number of Leases Expiring                    16                 2                   4                 --                  6
   Percent of Number of Leases               4.10%             0.50%               1.00%              0.00%              1.50%
-----------------------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO
   Annual Base Rent Expiring             1,623,048           897,612           1,155,312            972,468          6,871,963
   Percent of Total Annual Rent              4.70%             2.60%               3.40%              2.80%             20.30%

   Square Footage expiring                 105,723            42,629              52,578             55,831            417,227
   Percent of Square Footage                 5.00%             2.00%               2.50%              2.70%             19.80%

   Number of Leases                             28                 6                   7                  7                 18
   Percent of Number of Leases               5.50%             1.20%               1.40%              1.40%              3.50%

-----------------------------------------------------------------------------------------------------------------------------------
                                               GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE EXPIRATION SCHEDULE
                                                         September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                 1997           1998                1999              2000               2001
                                      ---------------------------------------------------------------------------------------------

TOTAL PORTFOLIO
   Annual Base Rent Expiring                5,227,988     10,696,192          10,696,894         9,717,480          7,546,777
   Percent of Total Annual Rent                 7.60%         15.60%              15.60%            14.20%             11.00%

   Square Footage Expiring                    572,730      1,578,881           1,322,251         1,040,577            734,641
   Percent of Square Footage                    6.60%         18.30%              15.20%            12.00%              8.40%

   Number of Leases Expiring                      235            248                 237              172                 135
   Percent of Number of Leases                 19.80%         20.90%              20.00%           14.50%              11.40%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2006 &
                                                 2002           2003                2004              2005          Thereafter
                                      ---------------------------------------------------------------------------------------------

TOTAL PORTFOLIO
   Annual Base Rent Expiring               3,986,858       2,124,468           6,114,456         1,577,892         10,879,663
   Percent of Total Annual Rent                5.80%           3.10%               8.90%             2.30%             15.90%

   Square Footage Expiring                   487,099         263,982           1,625,788           106,236            963,223
   Percent of Square Footage                   5.60%           3.00%              18.70%             1.20%             11.10%

   Number of Leases Expiring                      58              15                 28                 14                 43
   Percent of Number of Leases                 4.90%           1.30%              2.40%              1.20%              3.60%








-----------------------------------------------------------------------------------------------------------------------------------
                                               GLENBOROUGH REALTY TRUST INCORPORATED
                                                     COMBINED OPERATING RESULTS
                                                         September 30, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                               OFFICE/
                                             OFFICE             FLEX           INDUSTRIAL          RETAIL           HOTEL
-----------------------------------------------------------------------------------------------------------------------------------

Revenue                                   $ 7,597,307        $ 2,417,606      $ 1,797,234       $ 1,637,556    $ 1,279,344

Operating Expenses                          2,960,056            765,416          358,614           538,084        510,932
                                          -----------        -----------      -----------       -----------   ------------
NOI                                       $ 4,637,251        $ 1,652,190      $ 1,438,620       $ 1,099,472    $   768,412


-----------------------------------------------------------------------------------------------------------------------------------
                                             MULTI-           PROPERTY        ELIMINATING           TOTAL
                                             FAMILY            TOTAL           ENTRIES(1)          REPORTED
-----------------------------------------------------------------------------------------------------------------------------------

Revenue                                  $  1,477,798       $ 16,206,845      $     1,694        $ 16,208,539

Operating Expenses                            639,501          5,772,603         (535,478)          5,237,125
                                         ------------       ------------      ------------        ------------
NOI                                      $    838,297       $ 10,434,242      $   537,172        $ 10,971,414



(1) Eliminating entries represent internal market level property management fees included in operating expenses to provide comparison to industry performance.




CONTRIBUTION  TO REVENUE
     [GRAPHIC OMITTED]
          (Graphic of pie chart by property type showing percentage contributed to revenue)


CONTRIBUTION TO NOI
     [GRAPHIC OMITTED]
          (Graphic of pie chart by property type showing percentage contributed to NOI)




-----------------------------------------------------------------------------------------------------------------------------------
                                               GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                             GLOSSARY OF TERMS
               TERM                                                          DEFINITION
------------------------------------ ----------------------------------------------------------------------------------------------
Associated Companies                    The REIT owns 100% of the non-voting preferred stock of two real estate companies:
                                        Glenborough Corporation and Glenborough Hotel Group.

Average Base Rent                       Base rent charged to tenants.

Capital Expenditures                    Recurring, non-revenue producing purchases of building improvements and equipment, including Tenant Improvements and Leasing Commissions  unless otherwise noted. This caption does not  include  purchases  of land, buildings,  and equipment that will produce revenue for the Company,  such as property acquisitions and construction of rentable structures.

Capitalized Leasing Commissions         Commissions incurred for obtaining a lease which have been capitalized and are to be
(CLC)                                   amortized over the lease term.

CLC Committed                           Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.
CLC Spent                               The    portion   of    committed, capitalized   leasing  commissions  which
                                        have been spent by the Company.

Combined Total                          All properties owned in the current year.

Concessions                             Relief or reduction of rent charges for a specified    period,    negotiated    and
                                        committed to as a part of entering into a lease agreement.
Controlled Partnerships                 A group of partnerships  for which  one  of the  Associated Companies provides some or all  of the  following services: asset  management, property management, general partner services, and development services.

Debt                                    Coverage   Ratio  EBIDA  divided  by  the difference   between   debt  service  and
                                        amortization of deferred financing fees.

Debt Service                            Interest expense plus principal reductions of debt, excluding repayments on lines of credit.

Dividend Payout Ratio                   The percentage of FFO or CAD that  will be paid  in  dividends  to the shareholders of
                                        Glenborough  Realty Trust Incorporated.

Dividend Per Share                      The dividends paid for each share of Glenborough Realty Trust Incorporated.  EBIDA Earnings
                                        before interest,  depreciation  and  amortization.

Economic  Occupancy                     Base rental  revenue  collected  divided by gross  potential rent.

Effective Rents                         Annualized rents net of concessions.

FFO Multiplier                          Stock price per share divided by annualized FFO per share.

FFO Per Share                           FFO divided by the fully diluted weighted average shares outstanding during the period.

Cash Available For Distribution         Cash Available for Distribution represents Funds from  Operations  plus  amortization  of
                                        (CAD)  deferred  financing  fees,  less reserves for leasing commissions and capital expenditures (excluding property acquisitions).

-----------------------------------------------------------------------------------------------------------------------------------
                                               GLENBOROUGH REALTY TRUST INCORPORATED
-----------------------------------------------------------------------------------------------------------------------------------
                                                             GLOSSARY OF TERMS
               TERM                                                          DEFINITION
------------------------------------ ----------------------------------------------------------------------------------------------
Funds From Operations (FFO)             Funds from Operations means income (loss) from operations before minority interests and extraordinary items plus depreciation and amortization (except amortization of deferred  financing costs) and unrealized loss provisions plus an adjustment to reflect the Company's share of FFO of the Associated Companies.

Interest Coverage Ratio                 EBIDA divided by the difference between interest on debt and amortization of deferred financing fees.

Leasing Production                      Information  related to lease agreements entered into during the period including square footage leased, rental dollars (specifically  defined  below), concessions, tenant improvements, and capitalized leasing commissions.

Net Operating Income (NOI)              Revenue less Operating Expenses.

Percent Debt to Total Market            Total notes and mortgages payable divided by the sum of total notes and mortgages payable
Capitalization                          plus the total market value of all shares and units outstanding at the date of calculation.

Percent  Increase in Effective          Percentage change in effective base rents from renewal as compared to effective base rents
Rents From Renewal                      as of the prior lease terms. Physical Occupancy Total square feet (units) rented divided by net rentable square feet (units) as of the end of the quarter.

Renewal                                 Leases that have been renewed by current tenants.

Rental Dollars                          Total  annualized  revenues to be earned per year during the term of the lease before
(Leasing  Production)                   concessions, TIs  and  leasing commissions.

Same Property                           Properties owned in the current year which were also owned during the same period of the prior  year. If a property  is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.

Tenant Improvements(TI)                 A capital expense used to improve the physical space occupied by an existing or new tenant.
                                        Tenant improvements are amortized over the term of the lease.

TI Committed                            Tenant improvements which have been committed as a part of entering into a lease agreement

TI Spent                                The portion of committed tenant improvements which have been spent by the Company.

Total Market Capitalization             As of the date calculated, the sum of (a) the product obtained by multiplying the total number of shares and units outstanding by the price per share; plus (b) the Company's
                                        Debt as set  forth on the most recent financial statements.

Turnover Rate                           The percentage of multifamily units that became available for rent during the period reported.




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